iM Dolan McEniry Corporate Bond Fund Trading Symbol: IDMIX Institutional Shares IDMAX Advisor Shares Summary Prospectus April 30, 2019
www.imglobalpartner.com
Before you invest, you may want to review the Prospectus for the iM Dolan McEniry Corporate Bond Fund (the “Fund”), which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, each dated April 30, 2019 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund (including the Fund’s Statement of Additional Information) online at https://www.imglobalpartner.com/our-funds/im-dolan-mceniry-corporate-bondusa/#literature. You can also obtain this information at no cost by calling 888-898-1041 or by sending an e-mail request to www.imglobalpartner.com.
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker- dealer or bank. Instead, the reports will be made available on the Fund’s website, www.imglobalpartner.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 888-898-1041, sending an e-mail request to contact@imglobalpartner.com, or by enrolling at www.imglobalpartner.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 888-898-1041 or send an email request to contact@imglobalpartner.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
Investment Objective
The Fund seeks to provide investors with total return, with a secondary investment objective of preserving capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Advisor Shares
Redemption Fee (as a Percentage of Amounts Redeemed Within 90 Days of Purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	0.25%
Shareholder Servicing Fee	None	0.10%
Other Expenses(1)	13.44%	13.44%
Acquired Fund Fees and Expenses(2)	0.02%	0.02%
Total Annual Fund Operating Expenses(3)	13.96%	14.31%
Less: Fee Waiver and/or Expense Reimbursement(4)	-13.24%	-13.24%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.72%	1.07%

(1)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.

(2)	“Acquired Fund Fees and Expenses” are indirect costs of the Fund’s investments in other investment companies during the period.

(3)
The “Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”

(4)
iM Global Partner US LLC (the “Advisor”), the Fund’s investment advisor, has contractually agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) do not exceed 0.70% of the Fund’s average daily net assets, through at least September 28, 2021, unless terminated sooner by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”). To the extent the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will exceed 0.70%. The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected through September 28, 2021. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years
Institutional Shares	$74	$1,600
Advisor Shares	$109	$1,696

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. For the period from September 28, 2018 (commencement of operations) through December 31, 2018, the portfolio turnover rate was 0%.
Principal Investment Strategies
The Fund will invest in a diversified portfolio of corporate investment grade bonds, corporate high yield bonds, and U.S. Government and Treasury securities maturing within 10 years or less. All securities will be U.S dollar denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in corporate bonds. In addition to investments in corporate bonds issued by U.S. issuers, the Fund may invest in corporate bonds issued by foreign corporations. The Fund invests approximately 75% of its net assets in corporate bonds that are determined by the Fund’s sub-advisor, Dolan McEniry Capital Management LLC (the “Sub-Advisor”), to be investment grade, and approximately 25% of its net assets in high yield bonds (also known as “junk bonds”). The Fund may invest up to 20% of its net assets in U.S. Government and Treasury securities. The Sub-Advisor anticipates that the Fund’s duration will reflect that of the Bloomberg Barclays US Intermediate Credit Index, plus or minus 50%. For example, if the duration of the Bloomberg Barclays US Intermediate Credit Index is 5 years, the Fund’s duration may be 2.5–7.5 years. As of March 31, 2019, the duration of the Bloomberg Barclays US Intermediate Credit Index was 4.14 years. Duration measures a bond or fund’s sensitivity to interest rate or other changes (such as changes in a bond’s yield) and is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of five years, its value will change by 5% if yields change by 1%. Shorter duration bonds generally result in lower expected volatility.
The Fund’s investment universe consists of corporate investment grade bonds, high yield bonds, and U.S. Government and Treasury securities maturing within 10 years or less. When making decisions to buy or sell an investment for the Fund, the Sub-Advisor utilizes bottom‑up investment analysis which focuses on credit analysis and selection of undervalued bonds. The Sub‑Advisor analyzes companies’ financial statements and creates financial models to assess trends in revenue, margins, earnings, cash earnings, investments in working capital and fixed assets, debt levels and cash balances, and other items. The Sub-Advisor’s investment process is designed to identify undervalued corporate bonds—those that trade at wide spreads to U.S. Treasury securities yet are issued by companies that, in the Sub‑Advisor’s assessment, generate sufficient cash flow to meet their debt obligations. The Sub-Advisor ranks securities with equal weighting given to risk (cash flow coverage of debt obligations) and return (spread to U.S. Treasuries). The process identifies what the Sub-Advisor deems to be the most undervalued bonds.
The Fund may invest up to 100% of its net assets in high-quality, short-term debt securities and money market instruments for temporary defensive purposes.
Principal Risks
An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The principal risks of investing in the Fund are:
Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.

Management Risk. Investment strategies employed by the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
New Fund Risk. As a new fund, there can be no assurance that the Fund will grow or maintain an economically viable size.
Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in value of the securities held by the Fund. Fixed income securities held by the Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.
High-Yield Fixed Income Securities Risk. The fixed income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
Credit Risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially the opinion of the Sub-Advisor as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.
Interest Rate Risk. Interest rates may go up resulting in a decrease in the value of the securities held by the Fund. Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.
Call Risk. During periods of declining interest rates, a bond issuer may “call”-or repay- its high yielding bonds before their maturity dates.
Liquidity Risk. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time.
Prepayment and Extension Risk. In times of declining interest rates, the Fund’s higher yielding securities will be prepaid, and the Fund will have to replace them with securities having a lower yield. Rising interest rates could extend the life of securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.
U.S. Government and U.S. Agency Obligations Risk. Entities that are not backed by the full faith and credit of the U.S. Government may default on a financial obligation. The value of these types of securities may also decline when market interest rates increase.
Foreign Securities and Currency Risk. Foreign securities are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. Income earned on foreign securities may be subject to foreign withholding taxes.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown in this Prospectus. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available on the Fund’s website at www.imglobalpartner.com.
Management
Investment Advisor and Sub-Advisor. iM Global Partner US LLC is the Fund’s investment advisor. Dolan McEniry Capital Management, LLC is the Fund’s sub-advisor.
Portfolio Managers. The following members of the Sub-Advisor’s investment team are jointly and primarily responsible for the day-to-day management of the Fund, and have served as the Fund’s portfolio managers since its inception in September 2018:

Name	Title
Daniel D. Dolan, Jr.	Managing Member, Portfolio Management and Security Selection
Roger S. McEniry	Managing Member, Portfolio Management and Security Selection
Stephen M. Schubert	Managing Director, Portfolio Management and Trading
C. Schaffer Degen, CFA	Portfolio Manager
M. Patrick Voelker	Portfolio Manager
Robert W. Greber, III, CFA	Assistant Portfolio Manager
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to: iM Dolan McEniry Corporate Bond Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, by telephone at 888-898-1041, by wire transfer or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Institutional Shares	Advisor Shares
Minimum Initial Investment – All Accounts	$10,000	$2,000
Minimum Subsequent Investment – All Accounts	None	None
Tax Information
The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your advisor to recommend the Fund over another investment. Ask your advisor or visit your financial intermediary’s website for more information.